UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 28, 2009

SEQUENOM, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-29101	77-0365889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3595 JOHN HOPKINS COURT

SAN DIEGO, CALIFORNIA 92121

(Address of Principal Executive Offices)

(858) 202-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 28, 2009, Sequenom, Inc. announced via press release that Sequenom has terminated its exchange offer to acquire all of the outstanding shares of common stock of EXACT Sciences Corporation without accepting for exchange or exchanging any shares of EXACT Sciences common stock. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release, dated January 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENOM, INC.

	By:	/s/ Paul Hawran
Date: January 28, 2009		Paul Hawran
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated January 28, 2009.